SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2002

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-9518 (Commission File Number)	34-0963169 (IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio (Address of principal executive offices)	44143 (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, ProForma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99A News Release
EX-99B News Release

Item 5. Other Events and Regulation FD Disclosure.

On December 13, 2002, The Progressive Corporation (the “Company”) issued a News Release containing certain selected underwriting results of the Company for the month of November 2002 and for year-to-date through November 2002 (the “News Release”). A copy of the News Release, which is hereby incorporated by reference into this Current Report on Form 8-K, is attached hereto as Exhibit 99(a).

On December 13, 2002, the Company’s Board of Directors elected Bernadine Healy, M.D. to fill the vacancy on the Company’s board. A copy of the news release announcing Dr. Healy’s election to the board is incorporated by reference into this Current Report on Form 8-K as Exhibit 99(b).

Item 7. Financial Statements, ProForma Financial Information and Exhibits.

[c]	Exhibits. The following is filed as part of the report:

1.	Exhibit 99(a)—News Release dated December 13, 2002, containing certain selected underwriting results of the Company for the month of November 2002 and for year-to-date through November 2002.

2.	Exhibit 99(b) —News Release dated December 13, 2002, announcing the election of Bernadine Healy, M.D. to the Board of Directors of The Progressive Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 13, 2002

THE PROGRESSIVE CORPORATION

By: /s/ W. Thomas Forrester

Name: W. Thomas Forrester Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Under Reg.	Form 8-K
S-K Item 601	Exhibit No.	Description

99	99(a)	News Release dated December 13, 2002, containing certain selected underwriting results of The Progressive Corporation for the month of November 2002 and for year-to-date through November 2002
99	99(b)	News Release dated December 13, 2002, announcing the election of Bernadine Healy, M.D. to the Board of Directors of The Progressive Corporation